Exhibit 99.1

Press Release

Contact:

Investor Relations	Marco Wanders (Media)
Redback Networks	Redback Networks
408-750-5505	408-750-5839
investor_relations@redback.com	mwanders@redback.com

REDBACK NETWORKS ANNOUNCES SECOND QUARTER 2005

OPERATING RESULTS

SAN JOSE, Calif., July 20, 2005 — Redback Networks Inc. (NASDAQ: RBAK), a leading provider of broadband networking systems, today announced its second quarter results for the period ended June 30, 2005. Net revenue for the second quarter of 2005 was $34.6 million, an increase of approximately one percent from the first quarter of 2005. Net revenue was up $2.2 million, or seven percent, over the second quarter of 2004.

“I am pleased with the mix of strategic and financial results we achieved in the quarter,” said Kevin DeNuccio, president and chief executive officer, Redback Networks. “The continued selection of our SmartEdge® platform by the world’s leading carriers gives me a great deal of confidence that we will meet or exceed our financial goals for the year.”

GAAP net loss for the second quarter of 2005 was $7.2 million or $ (0.13) per share attributable to common stockholders compared to a GAAP net loss of $10.7 million or $ (0.20) per share in the second quarter of 2004. Non-GAAP net loss for the second quarter of 2005 was $2.9 million or $ (0.05) per share, compared to a non-GAAP net loss of $2.2 million or $ (0.04) per share for the second quarter of 2004. Excluded from the non-GAAP results for the second quarter of 2005 were charges relating to amortization of intangible assets, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, accretion of a dividend payable to the preferred stockholders and loss from early retirement of software assets.

See the attached table for a reconciliation of our non-GAAP results to GAAP results.

Redback Networks will discuss these quarterly results in an investor conference call today at 1:45 p.m. Pacific Time. The conference telephone number is 1-847-619-6819. A live web cast is also available from the investor relations portion of the Redback’s web site, www.redback.com/investors. A telephone replay of the conference call will be available later in the day. Replay information will be available at 1-630-652-3000, access code: 12160037. Information on these calls and web cast can also be found on the company’s web site.

About Redback Networks

Redback Networks Inc., a leading provider of next-generation IP broadband networking equipment, enables carriers and service providers to build Smart Broadband Networks that can deliver simplified, personalized and portable subscriber services to consumers and businesses. The company’s carrier-class, consumer-scale SmartEdge Router and Service Gateway platforms combine subscriber management, IP edge routing and Ethernet aggregation functions. In conjunction with the NetOp™ Element and Policy Manager platforms they provide a powerful, flexible infrastructure for managing both residential and business users and deploying a variety of value-added services.

Founded in 1996 and headquartered in San Jose, Calif., with sales and technical support centers located worldwide, Redback Networks maintains a growing and global customer base of more than 500 carriers and service providers, including major local exchange carriers (LECs), inter-exchange carriers (IXCs), PTTs and service providers. For more information, visit Redback Networks at www.redback.com.

#  #  #

REDBACK and SmartEdge are trademarks registered at the U.S. Patent and Trademark Office and in other countries. NetOp is a trademark of Redback Networks Inc.

Note Regarding Forward Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements that involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect Redback’s actual future results. All forward-looking statements included in this document are based upon information available as of the date hereof, and Redback assumes no obligation to update these statements. These risks and other risks relating to Redback’s business are set forth in the documents filed by Redback with the Securities and Exchange Commission (SEC), specifically the most recent report on Form 10-K, Form 10-Q and Form 8-K, and amendments thereto, and the other reports filed from time to time with the SEC.

Non-GAAP Disclosure

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(unaudited)

	Successor
	June 30, 2005	December 31, 2004
Assets

Assets:
Cash and cash equivalents	$40,330	$42,558
Accounts receivable, net	21,339	21,892
Inventories	10,561	7,420
Property and equipment, net	17,288	16,583
Goodwill	144,394	145,083
Intangibles, net	60,977	66,285
Other assets	7,572	7,614

Total assets	$302,461	$307,435

Liabilities, Mandatory Redeemable Convertible Preferred Stock, and Stockholders’ Equity

Liabilities:
Borrowings and capital lease obligations	$2,499	$—
Accounts payable and accrued liabilities	40,066	36,633
Deferred revenue	14,593	17,546
Long term liabilities	1,828	2,181

Total liabilities	58,986	56,360

Mandatory redeemable convertible preferred stock	47,588	47,282

Stockholders’ equity	195,887	203,793

Total liabilities, mandatory redeemable convertible preferred stock and stockholders’ equity	$302,461	$307,435

Redback Networks Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor		Successor		Predecessor
	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Six Months Ended June 30, 2005	January 3 Through June 30, 2004	January 1 Through January 2, 2004
Net revenue	$34,555	$32,315	$68,847	$62,481	$—

Cost of revenue, excluding amortization	12,914	11,922	26,470	25,736	—
Amortization	2,722	2,728	5,444	5,456	—

Total cost of revenue	15,636	14,650	31,914	31,192	—

Gross profit	18,919	17,665	36,933	31,289	—

Operating expenses:
Research and development	15,286	12,086	29,374	23,998	—
Selling, general and administrative	10,035	10,762	19,991	20,529	—
Reorganization items	—	—	—	2,787	—
Stock-based compensation	1,009	5,201	2,041	10,488	—

Total operating expenses	26,330	28,049	51,406	57,802	—

Loss from operations	(7,411)	(10,384)	(14,473)	(26,513)	—

Other income (expense), net	328	(118)	493	(187)	—
Net gain on discharge of debt	—	—	—	—	71,164
Fresh start adjustments	—	—	—	—	(218,691)
Induced conversion charge	—	—	—	—	(335,809)

Loss before reorganization items	(7,083)	(10,502)	(13,980)	(26,700)	(483,336)

Reorganization items	—		—	—	(1,539)

Net loss before deemed dividend and accretion on preferred stock	(7,083)	(10,502)	(13,980)	(26,700)	(484,875)

Deemed dividend and accretion on preferred stock	(153)	(150)	(306)	(16,971)	—

Net loss attributable to common stockholders	$(7,236)	$(10,652)	$(14,286)	$(43,671)	$(484,875)

Net loss attributable to common stockholders per share - basic and diluted	$(0.13)	$(0.20)	$(0.27)	$(0.84)	$(2.65)

Shares used in computing net loss attributable to common stockholders per share (a)	54,119	52,148	53,795	51,761	183,009

(a)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective as of January 2, 2004.

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor Three Months Ended June 30, 2005				Successor Three Months Ended June 30, 2004
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$34,555	$—		$34,555	$32,315	$—		$32,315

Cost of revenue, excluding amortization	12,914	—		12,914	11,922			11,922
Amortization		2,654	(c)	2,654	—	2,654	(c)	2,654
	—	68	(e)	68	—	74	(e)	74

Total cost of revenue	12,914	2,722		15,636	11,922	2,728		14,650

Gross profit (loss)	21,641	(2,722)		18,919	20,393	(2,728)		17,665

Operating expenses:
Research and development	14,933	353	(e,g)	15,286	11,788	298	(e)	12,086
Selling, general and administrative	9,935	100	(e)	10,035	10,654	108	(e)	10,762
Stock-based compensation	—	1,009	(d)	1,009	—	5,201	(d)	5,201

Total operating expenses	24,868	1,462		26,330	22,442	5,607		28,049

Loss from operations	(3,227)	(4,184)		(7,411)	(2,049)	(8,335)		(10,384)

Other income (expense), net	328	—		328	(118)	—		(118)

Net loss before deemed dividend and accretion on preferred stock	(2,899)	(4,184)		(7,083)	(2,167)	(8,335)		(10,502)

Deemed dividend and accretion on preferred stock	—	(153	)(f)	(153)	—	(150	)(f)	(150)

Net loss attributable to common stockholders	$(2,899)	$(4,337)		$(7,236)	$(2,167)	$(8,485)		$(10,652)

Net loss attributable to common stockholders per share - basic and diluted	$(0.05)			$(0.13)	$(0.04)			$(0.20)

Shares used in computing net loss attributable to common stockholders per share (h)	54,119			54,119	52,148			52,148

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, accretion of a dividend payable to the preferred stockholders, and loss from early retirement of software license assets.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets.
(d)	Amount represents amortization of stock-based compensation.
(e)	Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.
(f)	Amount represents accretion of a dividend payable to the preferred stockholders.
(g)	Amount represents loss from early retirement of software license assets.
(h)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor Six Months Ended June 30, 2005				Successor January 3 Through June 30, 2004
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$68,847	$—		$68,847	$62,481	$—		$62,481

Cost of revenue, excluding amortization	26,470	—		26,470	25,899	(163	)(d)	25,736
Amortization	—	5,308	(c)	5,308	—	5,308	(c)	5,308
	—	136	(f)	136	—	148	(f)	148

Total cost of revenue	26,470	5,444		31,914	25,899	5,293		31,192

Gross profit (loss)	42,377	(5,444)		36,933	36,582	(5,293)		31,289

Operating expenses:
Research and development	28,687	687	(f,h)	29,374	23,402	596	(f)	23,998
Selling, general and administrative	19,814	177	(f)	19,991	20,313	216	(f)	20,529
Reorganization items	—	—		—	2,787	—		2,787
Stock-based compensation	—	2,041	(e)	2,041	—	10,488	(e)	10,488

Total operating expenses	48,501	2,905		51,406	46,502	11,300		57,802

Loss from operations	(6,124)	(8,349)		(14,473)	(9,920)	(16,593)		(26,513)

Other income (expense), net	354	139	(i)	493	(187)	—		(187)

Net loss before deemed dividend and accretion on preferred stock	(5,770)	(8,210)		(13,980)	(10,107)	(16,593)		(26,700)

Deemed dividend and accretion on preferred stock	—	(306	)(g)	(306)	—	(16,971	)(g)	(16,971)

Net loss attributable to common stockholders	$(5,770)	$(8,516)		$(14,286)	$(10,107)	$(33,564)		$(43,671)

Net loss attributable to common stockholders per share - basic and diluted	$(0.11)			$(0.27)	$(0.20)			$(0.84)

Shares used in computing net loss attributable to common stockholders per share (j)	53,795			53,795	51,761			51,761

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, sale of inventory as scrap, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, accretion of a dividend payable to the preferred stockholders, loss from early retirement of software license assets and partial recovery on certain investments that had been previously written down.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets.
(d)	Amount represents proceeds from sale of inventory as scrap.
(e)	Amount represents amortization of stock-based compensation.
(f)	Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.
(g)	Amount represents accretion of a dividend payable to the preferred stockholders, including a beneficial conversion feature of $16.7M in the period from January 3 through June 30, 2004.
(h)	Amount represents loss from early retirement of software license assets.
(i)	Amount represents partial recovery on certain investments that had been previously written down.
(j)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Successor	Successor	Predecessor
	Six months ended June 30, 2005	January 3 Through June 30, 2004	January 1 Through January 2, 2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss before deemed dividend and accretion on preferred stock	$(13,980)	$(26,700)	$(484,875)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,006	11,066	—
Stock-based compensation	2,040	10,488	—

Net gain on discharge of debt, fresh-start accounting adjustments, and induced conversion charges		—	483,336
Changes in assets and liabilities:
Accounts receivable, net	553	(4,534)	—
Inventories	(5,193)	(1,782)	—
Other assets	(1,409)	566	—
Accounts payable and accrued liabilities	4,799	(2,780)	1,539
Deferred revenue	(2,953)	5,240	—
Other long-term liabilities	146	1,947	—

Net cash used in operating activities	(2,991)	(6,489)	—

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of property and equipment	(6,057)	(1,262)	—
Change in restricted cash, net	—	478	—

Net cash used in investing activities	(6,057)	(784)	—

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from issuance of stock and exercise of warrants	4,820	31,440	—
Principal payments on capital lease obligations and borrowings	—	(335)	—
Proceeds from bank borrowings, net	2,000	—	—

Net cash provided by financing activities	6,820	31,105	—

Net increase (decrease) in cash and cash equivalents	(2,228)	23,832	—
Cash and cash equivalents at beginning of period	42,558	20,519	20,519

Cash and Cash equivalents at end of period	$40,330	$44,351	$20,519